SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 2, 2005
                 Date of Earliest Event Reported: July 27, 2005

                         WORLD WASTE TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                   California
                 (State or Other Jurisdiction of Incorporation)

          1-11476                                     95-3977501
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 (Commission File Number)                (I.R.S.  Employer Identification No.)

 13520 Evening Creek Drive, Suite 130, San Diego, California            92128
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         (Address of Principal Executive Offices)                    (Zip Code)

                                 (858) 391-3400
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01. Entry into a Material Definitive Agreement

On July 27, 2005, World Waste of Anaheim, Inc., ("WWA") a wholly-owned subsidiary of World Waste Technologies, Inc., amended its lease with Taormina Industries, LLC (the "Amendment").

The Amendment, among other things, allows WWA an additional 150 days to obtain all necessary approvals for the construction, alteration, use and occupancy of the leased premises and to complete the alterations and improvements to the leased premises.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

The following exhibits are filed as exhibits to this Current Report on Form 8-K:

  Exhibit No.                                   Description
      10.1 Amendment No. 2 to Lease Agreement by and between the Company and Taormina Industries LLC, dated July 27, 2005.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       WORLD WASTE TECHNOLOGIES, INC.

                                      By: /s/ Thomas L. Collins
                                          --------------------------------------
                                          Thomas L. Collins
                                          Chief Executive Officer

Date: August 2, 2005

                                  EXHIBIT INDEX

  Exhibit No.                                   Description
        10.1 Amendment No. 2 to Lease Agreement by and between the Company and Taormina Industries LLC, dated July 27, 2005.